First Quarter 2024 Earnings Presentation April 23, 2024

First Quarter 2024 Results 1Q 2024 Highlights1 • Total core customer deposit growth of $286.6 million (+3%), total deposit growth of $230.7 million • Total loans remained flat at $11.4 billion • Net interest income of $79.3 million (-3%) • Net interest margin of 2.41% (-4 bps) • Pre-tax pre-provision income of $29.7 million; pre-tax income of $27.3 million • Return on average tangible common equity of 7.39%; return on average equity of 5.17% • Common equity tier 1 risk-based capital ratio of ratio of 10.96% • NCOs / average loans (annualized) of 0.04% • Provision for credit losses on loans of $2.4 million • ACL / loans increased to 1.08% • Tangible book value / share of $26.61 1Q 2024 net income of $20.4 million, or $0.45 per common share $20.3 million Net Income Available to Common Equity (-22% vs. 4Q 2023) $29.7 million Pre-Tax Pre-Provision Income2 (-5% vs. 4Q 2023) $27.3 million Income Before Income Taxes (-21% vs. 4Q 2023) $11.4 billion Total Period End Loans (flat vs. 4Q 2023) $11.2 billion Total Period End Deposits (+2% vs. 4Q 2023) 1 All figures shown on an end of period basis with comparisons to the fourth quarter of 2023 unless otherwise noted. 2

$1.14 $0.55 $0.46 $0.58 $0.45 $0.02 $0.05 $0.16 $0.02 $0.04 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Diluted Earnings Per Share Core Earnings per Share Adjustment¹ Profitability Trends Core Earnings Per Share1 Net Interest Margin compression reduced earnings as interest rates rose but is expected to abate in 2Q 2024 $1.16 $0.60 $0.62 $0.60 $0.49 Return on Average Assets2 1 Non-GAAP financial measure. See reconciliation t most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Measures” 2 Annualized metric 1.49% 0.70% 0.58% 0.73% 0.58% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Return on Average Common Equity2 13.93% 6.46% 5.35% 6.70% 5.17% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 3

Noninterest -bearing demand 25% Interest- bearing demand 13% Savings 14% Money Market 24% Customer CDs 17% Brokered CDs 7% $3,229 $3,080 $3,014 $2,914 $2,818 $1,472 $1,413 $1,456 $1,464 $1,528 $518 $732 $1,009 $1,275 $1,579 $3,211 $2,918 $2,741 $2,629 $2,680 $1,444 $1,606 $1,877 $1,914 $1,871 $1,202 $1,210 $1,054 $801 $751 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Noninterest-bearing demand Interest-bearing demand Savings Money Market Customer CDs Brokered CDs Quarterly Deposit Trends Quarterly Deposits Total deposits increased $230.7 million or 2% to $11.2 billion. Interest-bearing deposits increased 4% while noninterest-bearing deposits declined 3% $11,076 $10,959 $11,151 $10,997 $11,227 ($ in millions) Deposit Composition $11.2 bn  The Company reduced its total brokered deposits by $55.8 million during the current quarter.  Total deposits, excluding brokered deposits, increased by $286.6 million or 3% quarter-over-quarter. 4

Insured vs Uninsured Deposits Available unused sources of liquidity are 170% of uninsured deposits Insured $7.5 bn 67% Uninsured $3.7 bn 33%  Available unused sources of liquidity is $6.3 billion or 170% of uninsured deposits  38% of uninsured depositors have a lending relationship with the Company.  73% of uninsured deposits are Business accounts, 42% of which have a lending relationship; 35% of uninsured deposits are Trust accounts, 36% of which have a lending relationship.  Stress testing is performed quarterly and includes both systemic and idiosyncratic scenarios $11.2 bn Deposit Breakdown1 Uninsured Deposits by Type1 $3.7 bn $6.3 bn Uninsured Deposits Available Unused Sources of Liquidity Source: Company Documents 1 As of March 31, 2024 Commercial $2.7 bn 73% Retail $1.0 bn 27% $3.7 bn 5

Deposit Overview 57% of core deposit balances are in low-cost transaction and savings accounts  57% of total core deposits are business accounts  Average length of relationship is 9.7 years  73% of uninsured deposits were commercial as of 1Q 2024  No commercial client > 2% of total deposits  Well-diversified portfolio; no significant concentration in one industry or with any single client Core Deposit Mix1 Commercial Deposit Portfolio by NAICS1 Non- interest Bearing Checking 27% Money Market 26% Interest Checking 15% Savings 15% Time Deposits 17% $10.4 bn $4.7 bn Source: Company Documents 1 As of March 31, 2024 2 Other Misc includes churches, education, health services education, wholesale and nonresidential lessors Other 28% Real Estate 16% Services 10% Trade Contractors 6% Professional Services 6% Building Contractors 4% Org. Services 5% Engineering & Mgmt 5% Insurance 5% Other Misc. 15% 2 6

Investor Real Estate 44% Owner- occupied Real Estate 15% AD&C 10% C&I 13% Residential Mortgage 13% Consumer 4% Residential Construction 1% $5,167 $5,131 $5,138 $5,104 $4,998 $1,770 $1,770 $1,760 $1,755 $1,741 $1,047 $1,046 $939 $989 $1,090 $1,437 $1,424 $1,455 $1,505 $1,509 $1,329 $1,386 $1,432 $1,475 $1,512 $422 $422 $416 $418 $416$223 $191 $160 $121 $98 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Investor Real Estate Owner-occupied Real Estate AD&C C&I Residential Mortgage Consumer Residential Construction Quarterly Loan Trends Quarterly Loans Focused on core, profitable relationships during the quarter $11,395 $11,370 $11,300 $11,367 $11,364 ($ in millions) Loan Composition $11.4 bn 7

Construction 14% Other Services 11% R/E Rental & Leasing 8% Prof., Scientific & Tech. 9% Health Care 8% Educational Services 11% Retail 8% Arts, Entertainment 6% Wholesale 6% Other Misc. 19% Retail 29% Office 14% Residential 12% Apartment 14% Hotel 6% Warehouse 7% Other Misc 18% Commercial Loans by Type CRE by Collateral Type Office exposure is $843 million or 14% of CRE, flat over the previous quarter Business Loans & Owner-Occupied R/E $6.1 bn $3.3 bn 8

CRE Concentrations Washington DC Conservative underwriting and strategic portfolio management to optimize performance of the CRE portfolio Baltimore City Multi-family 35% Retail 16%Office 10% Condo 8% Mixed Use 5% Townhouse 5% Warehouse 4% Hotel 4% Single Family 4% Other Misc 9% $972 mm Multi-family 19% Townhouse 16% Office 15% Retail 14% Mixed Use 13% Industrial 7% Warehouse 5% Single Family 4% Automotive 2% Other Misc. 5% $385 mm 9

$97,302 $90,471 $85,081 81,696 79,343 2.00 2.50 3.00 3.50 0 20,000 40,000 60,000 80,000 100,000 120,000 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Net Interest Income Net interest Margin Net Interest Income and Net Interest Margin Trends Net Interest Income and Margin ($ in thousands) Comments  The net interest margin was 2.41% for the current quarter compared to 2.45% for Q4 2023.  Higher rates paid on interest-bearing liabilities, driven by higher market rates, competition for deposits, and customer movement of excess funds out of noninterest-bearing accounts, outpaced the increase in yield on interest-earning assets.  Compared to the prior year quarter, the yield on interest earning assets increased 38 bps and the rate paid on interest bearing liabilities rose 115 bps resulting in margin compression of 58 basis points.  Overall, the rate of net interest margin contraction slowed down during the current quarter and we experienced a margin increase during the last month of the current quarter. 2.99% 2.73% 2.55% 2.45% 2.41% 10

Yield and Cost Trends Selected Yields (%) Asset & Liability Yield / Rate Trends (%) Asset yields continue to reprice at higher rates while increases in deposit costs have moderated 4.63 4.75 4.83 4.92 5.01 2.49 2.93 3.29 3.54 3.64 0.00 1.00 2.00 3.00 4.00 5.00 6.00 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Pe rc en t Total earning assets Total interest-bearing liabilities 4.00 4.20 4.40 4.60 4.80 5.00 5.20 5.40 5.60 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Pe rc en t Commercial investor real estate loans Total commercial loans Total residential mortgage & consumer loans Total loans Total earning assets 11

Service Charges on Deposits 15% Mortgage Banking 8% Wealth Management 54% BOLI Income 6% Bank Card Revenue 2% Other Income 15% Non-interest Income Revenue Composition Stronger market conditions and client acquisition drive higher wealth management fees $18.4 mm  Wealth management income increased compared to the prior quarter due to a 3% increase in assets under management and the overall favorable market performance.  Higher income from mortgage banking activities and other income, generated by increased credit-related fees. $ Change vs ($ in thousands) 1Q 2024 4Q 2023 1Q 2023 Service Charges on Deposits 2,817 68 429 Mortgage Banking 1,374 582 129 Wealth Management 9,958 739 966 BOLI Income 1,160 (47) 253 Bank Card Revenue 413 (41) (5) Other Income 2,645 506 644 Total non-interest income $ 18,367 $ 1,807 $ 2,416 12

Non-interest Expense

Increase due to higher personnel expense as more employees were subject to employer-related payroll taxes during the current quarter

Non-interest Expense Trends

($ in thousands)



$66,305
$69,136
$72,471
$67,142
$68,006
$3,684
$2,514
$8,964
$12,217
$38,926
$4,161
$2,853
$8,524
$12,667
$40,931
$8,157
$4,509
$2,819
$8,420
$11,870
$36,696
$5,628
$3,000
$8,545
$14,487
$35,482
$4,880
$3,103
$8,779
$14,546
$36,698
Q2 2023
Q3 2023
Q3 2023
Q4 2023
Q1 2024
Personnel Expense
Other Expense
Occupancy and Equipment Expense
Data Services Expense
Professional Expense
Pension Settlement Expense

Non-interest Expense Detail

($ in thousands)		Q1 2024		$ Change vs Q4 2023		$ Change vs Q1 2023
Salaries and employee benefits	$	36,698	$	1,216	$	(2,228)
Occupancy expense of premises	$	4,816	$	258	$	(31)
Equipment expenses	$	3,963	$	(24)	$	(154)
Marketing	$	742	$	(500)	$	(801)
Outside data services	$	3,103	$	103	$	589
FDIC insurance	$	2,911	$	296	$	773
Amortization of intangible assets	$	2,069	$	666	$	763
Professional fees and services	$	4,880	$	(748)	$	1,196
Other expenses	$	8,824	$	(403)	$	1,594
Total non-interest expense	$	68,006	$	864	$	1,701

Fully Tax-Equivalent Efficiency Ratio[1] (%)



58.6
56.9
64.2
60.7
70.7
60.9
68.3
66.2
69.6
66.7
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Efficiency Ratio (GAAP)
Efficiency Ratio (Non-GAAP)

Sandy Spring Bancorp

13

Source: Company documents

1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in "Appendix – Reconciliation of non-GAAP Financial Measures"

Current Expected Credit Losses - Loans ACL increased due to adjustments of risk factors applied to specific loan industries ACL by Loan TypeACL / Total Loans $117,613 $120,287 $123,360 $120,865 $123,096 1.03% 1.06% 1.09% 1.06% 1.08% $114,000 $115,000 $116,000 $117,000 $118,000 $119,000 $120,000 $121,000 $122,000 $123,000 $124,000 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Total ACL ACL/Total Loans ($ in thousands)  ACL of $123.1 million or 1.08% of outstanding loans equals 146% of non-performing loans at March 31, 2024  The increase in the provision during the current quarter was attributable to the adjustments of risk factors applied to specific industries within the commercial real estate segment, partially offset by lower individual reserves, the result of several payoffs of non-accrual loans, and the reduced probability of an economic recession. In addition, during the current quarter, the reserve for unfunded commitments decreased by $0.9 million, a result of higher utilization rates on lines of credit.  Utilized February 2024 Moody’s baseline forecast in quantitative model 14 ($ thousands) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Investor Real Estate $ $56,962 $ $61,087 $ $63,192 $ $61,439 $ $64,299 Owner-Occupied Real Estate $9,876 $9,230 $8,961 $7,536 $6,907 Commercial AD&C $11,953 $10,200 $9,100 $8,287 $10,845 Commercial Business $25,900 $27,914 $30,720 $31,932 $29,037 Total Commercial $104,691 $108,431 $111,973 $109,194 $111,088 Residential Mortgage $9,753 $9,161 $8,499 $8,890 $9,091 Residential Construction $1,104 850 $672 $729 $423 Consumer $2,065 $1,845 $2,216 $2,052 $2,494 Total Residential and Consumer $12,922 $11,856 $11,387 $11,671 $12,008 Allowance for Credit Losses $ 117,613 $ 120,287 $ 123,360 $ 120,865 $ 123,096

Strong Credit Culture and Performance Reduction this quarter in non-performing loans related to several full payoffs, charge-offs and the transfer of one CRE loan to OREO 0.34% 0.36% 0.37% 0.65% 0.63% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Non-performing Assets / Total Assets (0.01%) 0.06% --% --% 0.04% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Ann. Net Charge-offs (Recoveries) / Average Loans Non-performing Loans / Loans Reserves / Loans HFI 0.41% 0.44% 0.46% 0.81% 0.74% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 1.03% 1.06% 1.09% 1.06% 1.08% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 15

Retail Space CRE Overview Retail Space exposure down $9 million or 0.5% since 4Q 2023 $1,834 $1,827 $1,815 $1,802 $1,793 $1,770 $1,780 $1,790 $1,800 $1,810 $1,820 $1,830 $1,840 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Balance ($mm) Non-Performing % Delinquency % (30-89 Days) Retail Space Trends Retail Space by Geography ($mm) $947 $444 $140 $75 $68 $48 $45 $26 Other MD Other VA Washington, DC Out of Territory Rockville, MD Baltimore, MD Alexandria, VA Silver Spring, MD $ m illi on s ($ in millions) 16 Total CRE Balance $1,792,719 # of Loans 492 # of Clients 282 Fixed Rate $1,501,961 83.8% Floating Rate* $45,818 2.6% Adjustable Rate $244,940 13.7% Weighted Avg. Int. Rate 4.38% Investment $1,727,983 96.4% Construction $64,737 3.6% Maturing in 12 Months $150,689 8.4% Maturing in 12-24 Months $128,251 7.2% Rate Change in 12 Months $148,358 8.3% Rate Change in 12-24 Months $20,492 1.1% Accruing Delinquent Loans (#) 2 0.4% Accruing Delinquent Loans ($) $4,500 0.3% Non-Performing Loans (#) 1 0.2% Non-Performing Loans ($) $554 0.0% Criticized Loans (#) 8 1.6% Criticized Loans ($) $6,280 0.4% Non-Recourse (#) 76 15.4% Non-Recourse ($) $787,450 43.9% Maryland $1,089,202 60.8% Virginia $488,837 27.3% DC $140,042 7.8% Out of Territory $74,639 4.2% *Floating rate loans change when the index changes Retail Space

Multifamily CRE Overview Multi-family exposure up $104mm, or 11.8% quarter-over-quarter Multi-family Trends Multi-family by Geography $999 $954 $965 $885 $989 $820 $840 $860 $880 $900 $920 $940 $960 $980 $1,000 $1,020 0.00% 1.00% 2.00% 3.00% 4.00% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Balance ($mm) Non-Performing % Delinquency % (30-89 Days) $366 $230 $145 $151 $84 $6 $7 Washington, DC Other MD Out of Territory Baltimore, MD Other VA Alexandria, VA Silver Spring, MD $ m illi on s ($ in millions) 17 Total CRE Balance $989,424 # of Loans 250 # of Clients 161 Apartment Building $891,023 90.1% Mixed Use (res. & comm.) $44,846 4.5% Other $53,555 5.4% Fixed Rate $569,006 57.5% Floating Rate* $104,071 10.5% Adjustable Rate $316,347 32.0% Weighted Avg. Int. Rate 7.36% Investment $794,519 80.3% Construction $194,904 19.7% Maturing in 12 Months $240,147 24.3% Maturing in 12-24 Months $42,502 4.3% Rate Change in 12 Months $262,681 26.5% Rate Change in 12-24 Months $23,690 2.4% Accruing Delinquent Loans (#) 0 0.0% Accruing Delinquent Loans ($) $0 0.0% Non-Performing Loans (#) 4 1.6% Non-Performing Loans ($) $29,874 3.0% Criticized Loans (#) 9 3.6% Criticized Loans ($) $35,699 3.6% Non-Recourse (#) 19 7.6% Non-Recourse ($) $233,344 23.6% Maryland $388,026 39.2% Virginia $89,465 9.0% DC $366,878 37.1% Out of Territory $144,480 14.6% *Floating rate loans change when the index changes Multi-Family

Office CRE Overview Office exposure flat compared to 4Q 2023. Office Trends Office by Geography $879 $874 $863 $843 $842 $820 $830 $840 $850 $860 $870 $880 $890 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Balance ($mm) Non-Performing % Delinquency % (30-89 Days) $316 $217 $80 $66 $49 $50 $34 $18 $12 Other MD Other VA Washington, DC Rockville, MD Alexandria, VA Baltimore, MD Silver Spring, MD Reston, VA Out of Territory $ m illi on s ($ in millions) 18 Total CRE Balance $841,507 # of Loans 289 # of Clients 224 Class A $215,457 25.6% Class B $275,649 32.8% Class C $41,707 5.0% N/A (loans under $5MM) $308,694 36.7% Fixed Rate $651,276 77.4% Floating Rate* $28,742 3.4% Adjustable Rate $161,489 19.2% Weighted Avg. Int. Rate 4.95% Investment $713,023 84.7% Construction $128,484 15.3% Maturing in 12 Months $139,229 16.5% Maturing in 12-24 Months $87,826 10.4% Rate Change in 12 Months $81,618 9.7% Rate Change in 12-24 Months $21,579 2.6% Accruing Delinquent Loans (#) 1 0.3% Accruing Delinquent Loans ($) $455 0.1% Non-Performing Loans (#) 0 0.0% Non-Performing Loans ($) $0 0.0% Criticized Loans (#) 2 0.7% Criticized Loans ($) $13,876 1.6% Non-Recourse (#) 17 5.9% Non-Recourse ($) $150,908 17.9% Maryland $464,647 55.2% Virginia $284,141 33.8% DC $80,253 9.5% Out of Territory $12,466 1.5% *Floating rate loans change when the index changes Office Space

Flex and Warehouse CRE Overview Flex and Warehouse down $9 million, or 1.5%, compared to 4Q 2023. Flex and Warehouse Trends Flex and Warehouse by Geography $569 $612 $577 $583 $574 $540 $550 $560 $570 $580 $590 $600 $610 $620 0.00% 0.05% 0.10% 0.15% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Balance Non-Performing % Delinquency % (30-89 Days) $226 $188 $57 $38 $32 $28 $6 Other MD Other VA Rockville, MD Washington, DC Out of Territory Baltimore, MD Alexandria, VA $ m illi on s ($ in millions) 19 Total CRE Balance $574,130 # of Loans 171 # of Clients 124 Flex Space $168,248 29.3% Warehouse Space $405,882 70.7% Fixed Rate $421,425 73.4% Floating Rate* $42,382 7.4% Adjustable Rate $110,323 19.2% Weighted Avg. Int. Rate 5.23% Investment $437,282 76.2% Construction $136,848 23.8% Maturing in 12 Months $62,377 10.9% Maturing in 12-24 Months $50,757 8.8% Rate Change in 12 Months $83,986 14.6% Rate Change in 12-24 Months $6,967 1.2% Accruing Delinquent Loans (#) 0 0.0% Accruing Delinquent Loans ($) $0 0.0% Non-Performing Loans (#) 0 0.0% Non-Performing Loans ($) $0 0.0% Criticized Loans (#) 0 0.0% Criticized Loans ($) $0 0.0% Non-Recourse (#) 17 9.9% Non-Recourse ($) $138,270 24.1% Maryland $310,761 54.1% Virginia $193,413 33.7% DC $37,702 6.6% Out of Territory $32,255 5.6% *Floating rate loans change when the index changes Flex & Warehouse Space

Hotel CRE Overview Hotel exposure flat compared to 4Q 2023. Hotel Trends Hotel by Geography $397 $391 $378 $375 $374 $360 $365 $370 $375 $380 $385 $390 $395 $400 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Balance Non-Performing % Delinquency % (30-89 Days) $198 $80 $38 $38 $13 $7 Other MD Other VA Washington, DC Alexandria, VA Baltimore, MD Out of Territory $ m illi on s ($ in millions) 20 Total CRE Balance $373,767 # of Loans 64 # of Clients 33 Fixed Rate $275,297 73.7% Floating Rate* $15,895 4.3% Adjustable Rate $82,574 22.1% Weighted Avg. Int. Rate 5.07% Investment $365,904 97.9% Construction $7,863 2.1% Maturing in 12 Months $81,753 21.9% Maturing in 12-24 Months $67,266 18.0% Rate Change in 12 Months $25,425 6.8% Rate Change in 12-24 Months $27,907 7.5% Accruing Delinquent Loans (#) 0 0.0% Accruing Delinquent Loans ($) $0 0.0% Non-Performing Loans (#) 0 0.0% Non-Performing Loans ($) $0 0.0% Criticized Loans (#) 0 0.0% Criticized Loans ($) $0 0.0% Non-Recourse (#) 1 1.6% Non-Recourse ($) $18,532 5.0% Maryland $211,076 56.5% Virginia $118,008 31.6% DC $38,056 10.2% Out of Territory $6,626 1.8% *Floating rate loans change when the index changes Hotel

Capital Ratios 1Q 2024 Capital Ratios Comments  Quarterly dividend currently $0.34 per share. Annualized dividend yield 5.87%1  76% of 1Q 2024 earnings returned to shareholders through common dividends. All capital ratios are in excess of “well-capitalized” regulatory risk-based capital thresholds Tangible Book Value Per Share2 $25.83 $25.82 $25.80 $26.64 $26.61 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 1 Based on March 28, 2024 SASR closing share price of $23.18 2 Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” 8.40% 10.53% 10.53% 14.43% 8.86% 10.96% 10.96% 15.05% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% TCE Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Total Capital Ratio 1Q 2023 1Q 2024 21

2024 Management Outlook Outlook for full-year 2024 compared to full-year 2023 Balance Sheet Loan Growth Deposit Growth Net Interest Margin Low/Mid-single digits Mid-single digits 2.45% - 2.55% Financial Targets Efficiency Ratio Fee Income Growth Expenses Mid 60% area High-single digits $66MM - $68MM per quarter Operating Assumptions CET1 TCE / TA Tax Rate High 10% to Low 11% area High 8% to low 9% area 24% - 26% area  The Federal Reserve Bank cuts the fed funds rate by 25 bps one time in December 2024  Increased likelihood of soft landing with relatively stable economy in the Washington DC / Baltimore CSA  Net interest margin stabilizing with potential modest expansion beginning in 2Q 2024 subject to interest rate, loan growth, and funding trends Key Economic and Operating Assumptions Credit ACL / Loans: 1.10% area NCO / Loans: 5- 15 basis points 22

Appendix 23

Non-GAAP Reconciliation This presentation contains financial information and performance measures determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). Sandy Spring Bancorp’s management believes that the supplemental non-GAAP information provides a better comparison of period-to-period operating performance. Additionally, Sandy Spring Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. Non-GAAP measures used in this presentation consist of the following: • efficiency ratio • tangible common equity • core earnings Efficiency Ratio. Management views the GAAP efficiency ratio as an important financial measure of expense performance and cost management. The ratio expresses the level of non-interest expenses as a percentage of total revenue (net interest income plus total non-interest income). Lower ratios indicate improved productivity. In general, the efficiency ratio is non-interest expenses as a percentage of net interest income plus non-interest income. Noninterest expenses used in the calculation of the non-GAAP efficiency ratio excludes intangible asset amortization and non-recurring or extraordinary items. Non-interest income is adjusted to exclude securities gains and losses and nonrecurring or extraordinary items, and net interest income is adjusted to include tax- equivalent income. The measure is different from the GAAP efficiency ratio, which also is presented in this document. The GAAP measure is calculated using non-interest expense and income amounts as shown on the face of the Consolidated Statements of Income. The GAAP and non-GAAP efficiency ratios are reconciled and provided in the following table. Tangible Common Equity. Tangible equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts. Tangible common equity and tangible assets exclude the balances of goodwill and other intangible assets from stockholder’s equity and total assets, respectively. Management believes that this non-GAAP financial measure provides information to investors that may be useful in understanding our financial condition. Because not all companies use the same calculation of tangible equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. Core Earnings. Core earnings is a non-GAAP financial measure calculated using GAAP amounts. Core earnings reflect net income for the period exclusive of merger, acquisition and disposal expense, amortization of intangible assets, loss on FHLB redemption, contingent payment expense, severance expense, pension settlement expense, investment securities gains, and gain on asset sales, in each case net of tax. Management believes that this non-GAAP financial measure provides helpful information to investors in understanding the Company’s core operating earnings and provides a better comparison of period-to-period operating performance of the Company. 24

Reconciliation of Non-GAAP Financial Measures - QTD (Dollars in thousands) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Pre-tax pre-provision income (Non-GAAP) . Pre-tax pre-provision income: $ 51,253 $ 24,745 $ 20,746 $ 26,100 $ 20,372 Net income Plus/(less) non-GAAP adjustments: Income taxes 17,231 8,711 6,890 8,459 6,944 Provision/(credit) for credit losses (21,536) 5,055 2,365 (3,445) 2,388 Pre-tax pre-provision net income $ 46,948 $ 38,511 $ 30,001 $ 31,114 $ 29,704 Efficiency ratio - GAAP basis . Non-interest expenses $ 66,305 $ 69,136 $ 72,471 $ 67,142 $ 68,006 Net interest income plus non-interest income 113,253 107,647 102,472 98,256 97,710 Efficiency ratio - GAAP basis 58.55% 64.22% 70.72% 68.33% 69.60% Efficiency ratio - Non-GAAP basis Non-interest expenses $ 66,305 $ 69,136 $ 72,471 $ 67,142 $ 68,006 Less non-GAAP adjustments: Amortization of intangible assets 1,306 1,269 1,245 1,403 2,069 Severance expense — 1,939 — — — Pension settlement expense — — 8,157 — — Contingent payment expense 36 — — — — Non-interest expenses - as adjusted $ 64,963 $ 65,928 $ 63,069 $ 65,739 $ 65,937 Net interest income plus non-interest income $ 113,253 $ 107,647 $ 102,472 $ 98,256 $ 97,710 Plus non-GAAP adjustment: Tax-equivalent income 970 1,006 1,068 1,113 1,099 Less non-GAAP adjustments: Investment securities gains/(losses) — — — — — Net interest income plus non-interest income - as adjusted $ 114,223 $ 108,653 $ 103,540 $ 99,369 $ 98,809 Efficiency ratio - Non-GAAP basis 56.87% 60.68% 60.91% 66.16% 66.73% 25

Tangible Common Equity-QTD (Dollars in thousands except per share data) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Tangible common equity ratio: Total stockholders' equity $ 1,536,865 $ 1,539,032 $ 1,537,914 $ 1,588,142 $ 1,589,364 Goodwill (363,436) (363,436) (363,436) (363,436) (363,436) Other intangible assets, net (18,549) (17,280) (16,035) (28,301) (29,864) Tangible common equity $ 1,154,880 $ 1,158,316 $ 1,158,443 $ 1,196,405 $ 1,196,064 Total assets $ 14,129,007 $ 13,994,545 $ 14,135,085 $ 14,028,172 $ 13,888,133 Goodwill (363,436) (363,436) (363,436) (363,436) (363,436) Other intangible assets, net (18,549) (17,280) (16,035) (28,301) (29,864) Tangible assets $ 13,747,022 $ 13,613,829 $ 13,755,614 $ 13,636,435 $ 13,494,833 Common shares outstanding 44,712,497 44,862,369 44,895,158 44,913,561 44,940,147 Tangible common equity ratio 8.40% 8.51% 8.42% 8.77% 8.86 % Book value per common share $ 34.37 $ 34.31 $ 34.26 $ 35.36 $ 35.37 Tangible book value per common share $ 25.83 $ 25.82 $ 25.80 $ 26.64 $ 26.61 26

Core Earnings - QTD (Dollars in thousands except per share data) 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Core Earnings: Net income(GAAP) $ 51,253 $ 24,745 $ 20,746 $ 26,100 $ 20,372 Plus/(less) non-GAAP adjustments (net of tax): Amortization of intangible assets 973 946 932 1,047 1,544 Severance Expense — 1,445 — — — Pension settlement expense — — 6,088 — — Contingent payment expense 27 — — — — Core earnings (non-GAAP) $ 52,253 $ 27,136 $ 27,766 $ 27,147 $ 21,916 Core return on average assets (non-GAAP) Average assets (GAAP) $13,949,276 $14,094,653 $14,086,342 $14,090,423 $14,061,935 Return on average assets (GAAP) 1.49% 0.70% 0.58% 0.73% 0.58 % Core return on average assets (non-GAAP) 1.52% 0.77% 0.78% 0.76% 0.63 % Weighted average common shares outstanding - diluted (GAAP) 44,872,582 44,888,759 44,960,455 45,009,574 45,086,471 Earning per diluted common share (GAAP) $ 1.14 $ 0.55 $ 0.46 $ 0.58 $ 0.45 Core earnings per diluted common share (non-GAAP) $ 1.16 $ 0.60 $ 0.62 $ 0.60 $ 0.49 27

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